UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
August 20, 2014

Remy International, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-13683	35-1909253
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Corporation Drive
Pendleton, IN 46064
(Address of principal executive offices, including zip code)

(765) 778-6499
(Registrant's telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Remy International, Inc. (the "Company") received a notice of resignation from Fred S. Knechtel, the Company's Senior Vice President, Chief Financial Officer and Treasurer, effective August 20, 2014. Mr. Knechtel's last date of employment with the Company will be no later than November 1, 2014.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Remy International, Inc.

Date: August 26, 2014	By:	/s/ Michael L. Gravelle
	Name:	Michael L. Gravelle
	Title:	Senior Vice President, General Counsel and Corporate Secretary